UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14A-12

SIERRA BANCORP

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required

☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts!

Get informed before you vote

View the Notice of Proxy Statement, Annual Report,1234567890123456789012345678901234567890, 123456789012345678

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67890 online OR you can receive a free paper copy of voting material(s) by requesting prior to <matcutoff>. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to

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FLASHID-JOB#

Ricky Campana

P.O. Box 123456

Suite 500

51 Mercedes Way

Edgewood, NY 11717

1 OF 2

322,224

148,294

30#

XXXX XXXX XXXX XXXX

SIERRA BANCORP

2022 Annual Meeting

Vote by May 24, 2022

11:59 PM ET

SIERRA BANCORP

86 NORTH MAIN STREET

PORTERVILLE, CA 93257

You invested in SIERRA BANCORP and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2022.

& Proxy Statement, Annual Report, Form 10-K online OR you can receive a free paper or email copy of the material(s)

by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings,

you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote in Person at the Meeting*

May 25, 2022

7:30 PM PDT

Main Office of Bank of the Sierra

90 North Main Street

Porterville, California 93257

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING	
THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items		Board Recommends
1.	To elect the following six (6) persons listed below as Class I and Ermina Karim as a Class II director to serve until their successors are elected and qualified: **Nominees:**	
1a.	James C. Holly	For
1b.	Kevin J. McPhaill	For
1c.	Susan M. Abundis	For
1d.	Morris A. Tharp	For
1e.	Lynda B. Scearcy	For
1f.	Michele M. Gil	For
1g.	Ermina Karim	For
2.	To approve an amendment to the Company's Bylaws changing the allowable range of members of the Board to seven (7) to thirteen (13) from its current range of six (6) to eleven (11).	For
3.	Ratification of the appointment of Eide Bailly LLP as the independent registered public accounting firm.	For
4.	To approve, on an advisory and non-binding basis, the compensation paid to the Company's Named Executive Officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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FLASHID-JOB#